Exhibit 3.224

93-5

5-

State of California

Secretary of State

Form LP

CERTIFICATE OF LIMITED PARTNERSHIP

IMPORTANT—Read instructions on back before completing this form

This Certificate is presented for filing pursuant to Section 15621 California Corporations Code.

1 NAME OF LIMITED PARTNERSHIP

The Camp Recovery Centers, L.P.

2 STREET ADDRESS OF PRINCIPAL EXECUTIVE OFFICE: 1111 Middle Avenue — CITY AND STATE: Menlo Park, CA — ZIP CODE: 94025

3 STREET ADDRESS OF CALIFORNIA OFFICE IF EXECUTIVE OFFICE IS AN ANOTHER STATE — CITY — CA — ZIP CODE

4 COMPLETE IF LIMITED PARTNERSHIP WAS FORMED PRIOR TO JULY 1, 1984 AND IS IN EXISTENCE ON DATE THIS CERTIFICATE IS EXECUTED

THE ORIGINAL LIMITED PARTNERSHIP CERTIFICATE WAS RECORDED ON ____________ 19____ WITH THE RECORD OF ____________ COUNTY. FILE OR RECORDATION NUMBER ____________

5. NAMES AND ADDRESSES OF ALL GENERAL PARTNERS. (CONTINUE ON SECOND PAGE, IF NECESSARY)

A. NAME: CRC Recovery, Inc.
ADDRESS: 1111 Middle Avenue
CITY: Menlo Park, STATE: CA ZIP CODE: 94025

B. NAME:
ADDRESS:
CITY: STATE: ZIP CODE:

C. NAME:
ADDRESS:
CITY: STATE: ZIP CODE:

D. NAME:
ADDRESS:
CITY: STATE: ZIP CODE:

6. NAME AND ADDRESS OF AGENT FOR SERVICE OF PROCESS:

NAME: Barry W. Karlin
ADDRESS: 1111 Middle Avenue CITY: Menlo Park, STATE: CA ZIP CODE: 94025

7 ANY OTHER MATTERS TO BE INCLUDED IN THIS CERTIFICATE MAY BE NOTED BE NOTED ON SEPARATE PAGES AND BY REFERENCE HEREIN ARE A PART OF THIS CERTIFICATE.

NUMBER OF PAGES ATTACHED: 0

8. INDICATE THE NUMBER OF GENERAL PARTNERS SIGNATURES REQUIRED FOR FILING CERTIFICATES OF AMENDMENT, RESTATEMENT, DISSOLUTION, CONTINUATION AND CANCELLATION.

NUMBER OF GENERAL PARTNER(S) SIGNATURE(S) IS/ARE: 1

(PLEASE INDICATE NUMBER ONLY)

9. IT IS HEREBY DECLARED THAT I AM (WE ARE) THE PERSON(S) WHO EXECUTED THIS CERTIFICATE OF LIMITED PARTNERSHIP WHICH EXECUTION IS MY (OUR) ACT AND DEED. (SEE INSTRUCTIONS)

CRC Recovery, Inc.

By: [signature]
SIGNATURE

Barry W. Karlin, President 9/5/95
POSITION OR TITLE DATE

SIGNATURE

POSITION OR TITLE DATE

SIGNATURE

POSITION OR TITLE DATE

SIGNATURE

POSITION OR TITLE DATE

THIS SPACE FOR FILING OFFICER USE

95 25000014

FILED
in the office of the Secretary of State of the State of California

SEP 07 1995

[signature]
BILL JONES, Secretary of State

10. RETURN ACKNOWLEDGEMENT TO:

NAME / ADDRESS / CITY / STATE / ZIP CODE

Arthur C. Rinsky
Gray Cary Ware & Freidenrich
400 Hamilton Avenue
Palo Alto, CA 94301-1825

SEC/STATE REV 1/93

FORM LP-1 — FILING FEE $70.00
Approved by Secretary of State

State of California
Secretary of State

FILED
In the office of the Secretary of State of the State of California
DEC 19 2005

This Space For Filing Use Only

AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP

A $30.00 filing fee must accompany this form.
IMPORTANT-- Read Instructions before completing this form.

1. SECRETARY OF STATE FILE NUMBER: 199525000014
2. NAME OF LIMITED PARTNERSHIP: The Camp Recovery Centers, L.P.

3. COMPLETE ONLY THE BOXES WHERE INFORMATION IS BEING CHANGED. ADDITIONAL PAGES MAY BE ATTACHED, IF NECESSARY.

A. LIMITED PARTNERSHIP NAME (END THE NAME WITH THE WORDS "LIMITED PARTNERSHIP" OR THE ABBREVIATION "L.P.")

B. THE STREET ADDRESS OF THE PRINCIPAL OFFICE
ADDRESS
CITY STATE ZIP CODE

C. THE STREET ADDRESS IN CALIFORNIA WHERE RECORDS ARE KEPT
STREET ADDRESS
CITY STATE CA ZIP CODE

D. THE ADDRESS OF GENERAL PARTNER(S)
NAME
ADDRESS
CITY STATE ZIP CODE

E. NAME CHANGE OF A GENERAL PARTNER FROM: TO:

F. GENERAL PARTNER(S) CESSATION

G. GENERAL PARTNER ADDED
NAME
ADDRESS
CITY STATE ZIP CODE

H. THE PERSON(S) AUTHORIZED TO WIND UP AFFAIRS OF THE LIMITED PARTNERSHIP
NAME
ADDRESS
CITY STATE ZIP CODE

I. THE NAME OF THE AGENT FOR SERVICE OF PROCESS
National Registered Agents, Inc.

J. IF AN INDIVIDUAL, CALIFORNIA ADDRESS OF THE AGENT FOR SERVICE OF PROCESS
ADDRESS
CITY STATE CA ZIP CODE

K. NUMBER OF GENERAL PARTNERS' SIGNATURES REQUIRED FOR FILING CERTIFICATES OF AMENDMENT, RESTATEMENT, MERGER, DISSOLUTION, CONTINUATION AND CANCELLATION.

L. OTHER MATTERS (ATTACH ADDITIONAL PAGES, IF NECESSARY)

4. NUMBER OF PAGES ATTACHED (IF ANY)

5. I CERTIFY THAT THE STATEMENTS CONTAINED IN THIS DOCUMENT ARE TRUE AND CORRECT TO MY OWN KNOWLEDGE. I DECLARE THAT I AM THE PERSON WHO IS EXECUTING THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.

SIGNATURE	POSITION OR TITLE	PRINT NAME	DATE
Pamela B. Burke (signature)	Secretary of General Partner CRC Recovery, Inc.	Pamela Burke	12/15/05

SEC/STATE (REV. 01-03)
FORM LP-2 – FILING FEE: $30.00
Approved by Secretary of State

List Paragraph;State of California Secretary of State Amendment To Certificate of Limited Partnership A $30.00 filling fee must accompany this form. IMPORTANT-Read Instructions before company this form.

FILED In the office the Secretary of State of the state of California Mar 10 2015 This Space For Filing Use Only

File Number

1. SECRETARY OF STATE FILE NUMBER 199525000014

Entity Name (Enter the exact name of the limited partnership.)

2. NAME OF LIMITED PARTNERSHIP THE CAMP RECOVERY CENTERS, L.P.

Items 3 through 13: complete ONLY the Items to be amended or added by this filing. Attach additional pages, if necessary. Any other matters to be included may be made on an attachment to this certificate. Any attachments are incorporated herein by this reference and made part of this certificate.

Entity Name as Amended (End the name with the words “Limited Partnership” or the abbreviation “LP” or “LP.”)

3. NAME OF LIMITED PARTNERSHIP

Designated office address in California 4. ADDRESS c/o National Registered Agents, Inc., 2875 Michelle Drive, Suite 100 CITY Irvine STATE CA ZIP CODE 92606

Agent for Service of Process (if the agent is an individual, complete both Items 5 and 6. If the agent is a corporation, complete Items 5 and leave Item 6 blank.) 5. NAME OF AGENT FOR SERVICE OF PROCESS 6. IF AN INDIVIDUAL, ADDRESS OF AGENT FOR SERVICE OF PROGRESS IN CALIFORNIA CITY STATE CA ZIP CODE General Partner Information (New Partner, Address Change, Name Change, and/or Dissolation) 7. New Partner NAME ADDRESS CITY STATE ZIP CODE 8. Address Change NAME ADDRESS CITY STATE ZIP CODE 9. Name Change FROM TO: CRC Recovery, Inc. CRC California RD, Inc. 10. General Partner Dissolation NAME 11. THE LIMITED PARTNERSHIP IS DISSOLVED. Authorized Person (Enter the name and address of the person authorized to wind up the affairs of the dissolved limited partnership and check the box in Item 13 to confirm the limited partnership is dissolved and does not have a general partner.) 12. NAME ADDRESS CITY STATE ZIP CODE 13. THE LIMITED PARTNERSHIP IS DISSOLVED AND DOES NOT HAVE A GENERAL PARTNER. Execution: (This certificate must be signed by at least one general partner unless otherwise provided by law. It additional signature space is necessary, the signatures may be made on an attachment to this certificate.) 14. I DECLARE AM THE PERSON WHO EXECUTED THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED. 3/10/10 DATE PAMELA B. BURKE SIGNATURE OF GENERAL PARTNER Pamela B. Burke, Secretary CRC California RD, Inc. TYPE OR PRINT NAME OF GENERAL PARTNER SIGNATURE OF GENERAL PARTNER TYPE OR PRINT NAME OF GENERAL PARTNER LP-2(REV 01/2010) APPROVED BY SECRETARY OF STATE

Dissolution (Item 11 may be checked if the limited partnership has dissolved.)